UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 31, 2015

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FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)
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Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 California Street
San Francisco, CA 94108
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Effective August 31, 2015, JPMorgan Bank & Trust Company, National Association (“JPMorgan B&T”) merged with and into JPMorgan Chase Bank, National Association (“JPMorgan Chase”). As a result, JPMorgan B&T is no longer a member of the Federal Home Loan Bank of San Francisco (the “Bank”). Upon the merger, all of the Bank capital stock held by JPMorgan B&T was transferred to JPMorgan Chase, a nonmember of the Bank, and reclassified as mandatorily redeemable capital stock.  In addition, all advances to JPMorgan B&T were transferred to JPMorgan Chase and as a result, JPMorgan Chase will be one of the Bank’s largest borrowers and shareholders. Because it is not a member of the Bank, JPMorgan Chase is not able to take out new advances from the Bank or replace outstanding advances as they are repaid or prepaid, so a decrease in advances outstanding to JPMorgan Chase, if they are not replaced with advances to other members or other assets, will result in lower total assets and may result in lower net income for the Bank.

The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Safe Harbor Statement
This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements related to the possible effect of the merger on the Bank’s total assets and net income. These statements are based on our current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as “will, and “may,” or their negatives or other variations on these terms. The Bank cautions that by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the timing of any prepayment or repayment of advances, any regulatory actions, future volume of business activities, future operating results and any changes to the Bank’s business strategies. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: September 2, 2015	By: /s/ Lisa B. MacMillen
Lisa B. MacMillen Executive Vice President and Chief Operating Officer